Other Assets	12 Months Ended
Dec. 31, 2019
Miscellaneous Assets [Abstract]
Other Assets
20.	OTHER ASSETS

	December 31
	2018	2019
	NT$	NT$
	(In Millions)
Spare parts	$2,422	$2,336
Refundable deposits	1,992	1,879
Other financial assets	1,000	1,000
Deposit for mobile broadband license bidding	—	1,000
Others	2,342	2,316
	$7,756	$8,531
Current
Spare parts	$2,422	$2,336
Others	154	94
	$2,576	$2,430
Noncurrent
Refundable deposits	$1,992	$1,879
Other financial assets	1,000	1,000
Deposit for mobile broadband license bidding	—	1,000
Others	2,188	2,222
	$5,180	$6,101

For long-term business development, Chunghwa participated in the first phase of 5G mobile broadband license bidding hosted by NCC and paid the deposit for 5G spectrum bidding amounting to $1,000 million in October 2019. Chunghwa obtained 90MHz in the 3.5GHz spectrum and 600MHz in the 28GHz spectrum for bid amounting to $46,293 million in January 2020. In addition, Chunghwa participated in the second phase of the aforementioned license bidding for location in February 2020 for the bid of $2,080 million. Therefore, the total bid amounted to $48,373 million.

Other financial assets - noncurrent was Piping Fund.  As part of the government’s effort to upgrade the existing telecommunications infrastructure, Chunghwa and other public utility companies were required by the ROC government to contribute to a Piping Fund administered by the Taipei City Government.  This fund was used to finance various telecommunications infrastructure projects.  Net assets of this fund will be returned proportionately after the project is completed.

Chunghwa evaluated that certain other assets will not be used in the future and there was no active market for sale; therefore, the Company determined that the recoverable amount of such assets was nil and recognized impairment losses of $44 million for the year ended December 31, 2019.  The aforementioned impairment loss was included in other income and expenses in the statements of comprehensive income.